J.P. Morgan Aviation, Transportation & Industrials Conference March 14, 2017

1 Cautionary statements This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or class action litigation; and the impact of prevailing economic conditions. You can identify forward- looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the registration statement on Form S-1/A that the issuer has filed with the SEC on February 15, 2017 (Registration No. 333-215970), could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, and Net Debt to help us describe our operating and financial performance. Adjusted net sales, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted net sales, Adjusted EBITDA and Adjusted EBITDA margin as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Reconciliations of non-GAAP measures to GAAP are provided in the appendix. We have a fiscal year that ends on September 30. It is the Company’s practice to establish quarterly closings using a 4-5-4 calendar. Our fiscal quarters end on the last Friday in December, March and June. Prior to fiscal 2016, the fiscal year ended on the last Friday in September. Fiscal 2016 was a 53-week fiscal year, which ended on September 30, 2016. Fiscal 2015 and 2014 were 52-week fiscal years, which ended on September 25, 2015 and September 26, 2014, respectively.

2 Today’s presenters Name Position Experience John Williamson President, Chief Executive Officer and Director of Atkore Member of Board of Governors; National Electrical Manufacturers Association (NEMA) Joined the Company in 2011 Jim Mallak Vice President and Chief Financial Officer of Atkore Joined the Company in 2012

Leading Electrical Raceway and Mechanical Products & Solutions provider

- **#1 or #2** market positions in most of our products[1]
- **Offer must-stock products** to distribution and OEM customers via single integrated platform
- **Established reputation** as an **industry leader** in quality, availability, delivery, value and innovation
- Organized into two **complementary segments:** Electrical Raceway and Mechanical Products & Solutions ("MP&S")
- **U.S.-centric player** with **large addressable market** and close adjacent opportunities

FY 2016 net sales breakdown



By reportable segment[2]
Mechanical Products & Solutions 35%
Electrical Raceway 65%
By end market
Other 5%
Int'l 8%
OEM 18%
U.S. Construction 69%

FY 2016 net sales: **$1,523mm**

Strong recent financial performance (Adjusted EBITDA)[3]



($mm)
17.0% +490bps
14.7% +110bps
14.8% +110bps
15.5% +490bps
15.8% +360bps
$47
$67
$54
$61
$48
$50
$164
$235
$185
$237
Q3
Q4
Q1
Full year
LTM Dec.[6]
FY 2015
FY 2016
FY 2017
Adj. EBITDA margin / Y-o-Y margin improvement

Addressable market opportunity[4]



Electrical Raceway
$78 Billion
U.S. electrical products market
$13 Billion
Electrical raceway market
$1bn[5]
Mechanical Products & Solutions
$3.8 Billion
U.S. mechanical products & solutions market
$500mm[5]

Note: Fiscal year financials unless otherwise noted as LTM.
[1] Based on U.S. Adjusted net sales as of FY 2016.
[2] Split based on FY 2016 Adjusted net sales.
[3] See non-GAAP reconciliations in Appendix.
[4] Management estimates based on market data and industry knowledge.
[5] Atkore management estimates based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size.
[6] As of LTM December 25, 2015 and LTM December 30, 2016, respectively.

atkore INTERNATIONAL

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4 Cable Tray, Wire Basket Tray & Cable Ladder Armored Cable, Luminary Cable & Fittings Metal Framing & Fittings Flexible Electrical Conduit and Liquidtight Flexible Metal Conduit & Fittings PVC Electrical Conduit & Fittings Metal Electrical Conduit & Fittings In-Line Galvanized Mechanical Tube Atkore all around you

5 $86 $107 $175 $180 9% 11% 18% 18% 6% 8% 10% 12% 14% 16% 18% 20% FY 2014 FY 2015 FY 2016 LTM Dec. 30, 2016 Adjusted EBITDA ($mm) Adjusted EBITDA Margin PVC Electrical Conduit & Fittings 26% Armored Cable & Fittings 32% Other 8% Metal Electrical Conduit & Fittings 34% Atkore’s Electrical Raceway segment FY 2016 net sales by product category Adjusted EBITDA evolution ($mm) Products that deploy, isolate and protect a structure’s electrical circuitry from the original power source to the final outlet ■ Must-stock products for over 13,000 U.S. electrical distributor branches ■ Range of solutions offers customers convenient and efficient purchasing ■ Unique ability to co-load and bundle Electrical Raceway products provides substantial competitive advantage ■ Industry leading quality, availability, delivery and innovation Core products and market positions Principal brands: Armored CablePVC ConduitSteel Conduit #1 #1#1 Flexible and Liquidtight Conduit Cable Tray, Cable Ladder & Fittings #3 #3 1 1 Other represents total Electrical Raceway net sales for FY2016 ($988mm) less Armored Cable & Fittings ($318mm), Metal Electrical Conduit & Fittings ($331mm) and PVC Electrical Conduit & Fittings ($259mm). FY 2016 net sales: $988mm

6 Metal Framing and Fittings 34% Mechanical Pipe 47% Other 19% ■ Comprehensive offering of metal framing and in-line galvanized tubular products ■ Offer critical combination of metal framing, value-added fittings and construction services to industrial and electrical distributors ■ ~60% of framing used to mount Electrical Raceway products ■ One of only two companies in the U.S. that manufacture and market in-line galvanized tubular products on a national basis ■ 90% of in-line galvanized tubular products are sold directly or indirectly to OEMs Atkore’s Mechanical Products & Solutions segment FY 2016 Adjusted net sales by product category Products and services that frame, support and secure component parts in a broad range of structures, equipment and systems in electrical, industrial and construction applications Core products and market positions Principal brands: Metal Framing & Related Fittings In-Line Galvanized Mechanical Tube #1#2 Adjusted EBITDA evolution ($mm) $60 $80 $89 $87 11% 15% 17% 17% 8% 10% 12% 14% 16% 18% 20% FY 2014 FY 2015 FY 2016 LTM Dec. 30, 2016 Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 1 Other represents total MP&S Adjusted net sales for FY2016 ($529mm) less Mechanical Pipe ($250mm) and Metal Framing and Fittings ($182mm). 2 Adjusted to exclude Fence & Sprinkler business, which was exited in Q1 FY 2016. FY 2016 net sales $537mm FY 2016 Adjusted net sales $529mm2

Atkore's significant transformation

2011	2011 - 2016	Atkore strategy
▪ Limited strategic vision ▪ Little customer coordination ▪ Underperforming leadership ▪ No growth or M&A strategy	▪ **Leading** market positions/brands ▪ **Upgraded over 90% of leadership** ▪ Developed **clear strategy** ▪ Implemented **Atkore Business System** ("ABS") ▪ **Transformed portfolio** (6 acquisitions and 6 divestitures / closures) ▪ Invested in **new product development** ▪ Improved **quality, delivery & service** ▪ **Reduced** fixed overhead	▪ **Drive growth** – Market position expansion – New product innovation – M&A growth execution ▪ **Expand margin** – Strategic and tactical pricing – Mix driven by innovation and pricing – Raw material and material usage savings – Manufacturing productivity savings – Volume leverage ▪ **Deliver cash flow** – Strong cash flow from earnings – Limited CapEx requirements – Efficient Working Capital Management

Proven track record with majority of growth from initiatives in Atkore's control

Portfolio evolution



FY 2011¹
FY 2016²
Divested Businesses 26%
MP&S 30%
Electrical Raceway 44%
MP&S 35%
Electrical Raceway 65%

Adjusted EBITDA margin evolution



5.9%
15.5%
20%+
FY 2011 Adjusted EBITDA margin
Portfolio
Commodity
Strategic pricing and mix management
Productivity
FY 2016 Adjusted EBITDA margin
Further opportunity
Illustrative long-term Adj. EBITDA margin ³

[1] Based on net sales.
[2] Based on Adjusted net sales.
[3] Illustrative. Actual results may vary.

atkore INTERNATIONAL

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8 The foundation for our improvement... ■ Market Intelligence and analysis ■ Portfolio analysis ■ Business development ■ “Evergreen” strategy ■ Product management ■ Culture of innovation ■ Talent assessment and acquisition ■ Talent engagement and development ■ Aligned incentives and compensation ■ Resource deployment and allocation analysis ■ Lean production system ■ Lean transactional process excellence ■ Commercial excellence ■ Supply chain excellence Strategy Process People  Adjusted EBITDA margin increased 960bps1  Defective parts per million down 58%1  Perfect order rate increased from 81% to 94%1 ABS driving performance 1 From FY 2011 to FY 2016.

9 Name / Position Relevant Experience Electrical Industry Experience Experience Gained With John P. Williamson President & Chief Executive Officer 30 years 16 years James A. Mallak Chief Financial Officer 30 years 4 years Peter Lariviere President, Cable Solutions 25 years 10 years Bill Waltz President, Conduit & Fittings 27 years 2 years Mike Schulte President, Mechanical Products & Solutions 20 years 2 years Rodney Long Senior Vice President of Sales 26 years 29 years Gary Uren Vice President, Business Development & Strategy 29 years 35 years Kevin Fitzpatrick Vice President, Global Human Resources 25 years 5 years Lisa Winter Director, Corporate Communications 22 years 10 years Dan Kelly Vice President, General Counsel & Secretary 29 years 2 years Steve Robins Vice President, Strategic Sourcing 22 years 7 years Keith Whisenand Vice President, Investor Relations 20 years 1 year ...supported by a team built to outperform

Investment highlights

11 Investment highlights Leading market positions and strong brands Superior customer value proposition with a compelling portfolio Significant scale providing barriers to entry Focused growth strategy to attack substantial market opportunity a. Capitalize on attractive end-market growth dynamics b. Grow market share with new and existing customers c. Execute on strategic pricing and mix opportunities d. Expand product offering through innovation e. Pursue M&A to deliver incremental growth Strong profitability with clear runway for further improvement 1 2 3 4 a 5 Strong company Growth upside Momentum & runway for results

12 Leading market positions and strong brands1 Leading market positions in each of our core businesses #1 #1 #1 #1 #2 Rank 35% 38% 39% 80% 23% Market share1 Steel Conduit PVC Conduit Armored Cable In-line Galvanized Mechanical Tube Metal Framing and Related Fittings 1 Management estimates based on market data and industry knowledge. Market share is based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size, as of FY 2016.

13 Global Electrical Distributors Independent Electrical Distributors Industrial Distributors & Big Box Retail Electrical Raceway. Your wayTM Bundling & Co-loading ■ Brands and reputation ■ Product breadth ■ Bundling, co-loading and value-add advantages ■ Quality, availability, delivery and service 2 Value proposition Blue chip customer base Superior customer value proposition with a compelling portfolio

14 3 Industry-leading scale that allows us to provide:  Broad portfolio of products, enabling us to deliver integrated source-to-outlet electrical solutions  Value-added reliable service and on-time delivery solidifying our customer value proposition  Difficult-to-replicate manufacturing technologies such as in-line galvanizing  Significant scale provides procurement advantages from bulk buying raw materials Manufacturing and distribution footprint well positioned in the largest electrical products markets across the U.S. Source: Disc Corporation Manufacturing & Distribution Sales Agent Distribution Only Atkore footprint >$5bn >$1bn; <$2bn >$2bn; <$5bn <$1bn U.S. Electrical distributor sales Significant scale providing barriers to entry

15 4 a) Capitalize on attractive end-market growth dynamics b) Grow market share with new and existing customers c) Execute on strategic pricing and mix opportunities d) Expand product offering through innovation e) Pursue M&A to deliver incremental growth Focused growth strategy to attack substantial market opportunity $0.5bn2 $3.8bn U.S. Mechanical Products &Solutions market Electrical Raceway Mechanical Products & Solutions $1bn2 $13bn U.S. Electrical Raceway market Substantial addressable market opportunity1 1 Management estimates based on market data and industry knowledge. 2 Atkore management estimates based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size, as of FY 2016.

16 OEM, 18% International 8% Other 5% U.S. construction 69% MR&R 22% New residential construction 16% Infrastructure 7% New non- residential construction 55% Atkore is geared to U.S. non-residential construction 10% 10% 8% 7% 6% Source: Dodge Data & Analytics as of November 2016. 1 MR&R includes non-residential and residential markets. 4a FY 2016 net sales by end market U.S. construction 1 Capitalize on attractive end-market growth dynamics  Non-residential construction remains well below long-term average levels  Atkore to continue to benefit from long-term secular trends: ‒ Digitization of buildings – LED lighting and automation ‒ Data center growth Near-term growth outlook Overall non-residential: 4% Medium to long-term growth outlook  Modest non-residential recovery expected over next fiscal year  Upside from exposure to higher- growth non-residential verticals  Sluggish industrial recovery providing headwinds in first half of FY ’17 Benefitting from high-growth non-resi sub-sectors (2016 – 2019 CAGR)

4b Grow market share with new and existing customers

			Strategy	Impact
All strategic business units	Constant improvement **enabled by ABS**	**All customers**	✓ **Segment** by 13 SBUs ✓ **Incentivize** each SBU General Manager **to serve and grow** with top customers ✓ **Provide** each SBU with necessary **resources**	***Adjusted EBITDA growth in 12 of 13 SBUs*** *in FY 2016*
Electrical Raceway in focus	**Operational superiority** – quality, delivery, availability and ease	**Large national accounts**	✓ **Disproportionately grow with largest Electrical Distributors** that value our entire offering ✓ **One supplier** across broad product offering ✓ **Bundle rebates** to drive outcomes	***14% sales CAGR with top 5 customers*** *from FY 2014 – FY 2016*
		Regional and smaller independent distributors	✓ **Atkore Atvantage** – penetrate independents that value our **bundling and co-loading** ✓ **Price and new products** in exchange for entire full product portfolio	***24% increase in Atkore Atvantage sales*** *from FY 2015 – FY 2016*

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atkore INTERNATIONAL

4c Execute on strategic pricing and mix opportunities

	Step 1: Develop capabilities	Step 2: Improve performance	Step 3: Optimize mix	Step 4: Complete roll-out
Progress	(Launched in **2013**)	(Launched in 2011; hit **critical level** in **2015**)	(Launched in **2014**)	(Launched in **H2 2016**)
Description	Developing **mindset, skillset** and **toolset** on how to price effectively	Better **quality, delivery, availability** and **ease** of doing business	Shifting sales to **most favorable products, geographies** and **customers**	Leveraging **pricing across all business units** and **applying lessons learned** to MP&S
In action	**Situation**: Created Raceway pricing management tools **Action**: **Focused process enabled margin improvement** of 1,000bps for some products	**Situation**: Lost Mechanical Pipe business on price **Action**: **Re-won business at higher margin and volume** – competitor couldn't perform	**Situation**: Underperforming Raceway product category **Action**: Purposefully **shifted mix to higher value products** (increased margin by 500bps in some segments)	Opportunity to drive an **incremental 200 bps** of long-term Adj. EBITDA margin improvement

Over 500 bps of Adj. EBITDA margin improvement
(FY 2011 – FY 2016)

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atkore INTERNATIONAL

4d Expand product offering through innovation

A track record of successful innovation across businesses

2009
- 2 new products
  (2 Metal Conduit)

2012
- 4 new products
  (Metal Framing, Metal Conduit, Armored Cable, and Cable Tray)

2013
- 6 new products
  (3 Metal Framing, 2 Cable Tray, and Armored Cable)

2015
- 4 new products
  (3 Metal Framing and Metal Conduit)

2016
- 9 new products
  (7 Electrical Raceway and 2 MP&S)

Luminary Cable example



Opportunity
- Demand for building and lighting automation due to increasing cost of electricity

Solution
- Reduces installation labor cost by ~30%, saving $2,000 per 20,000 feet of cable installation on average

Recognition

TED Magazine "Best of the Best" Award for Product Launch: Supplier over $250m category – August 2015

EC&M Magazine "Product of the Year" award for the Wire and Cable Category – May 2015

Robust new product pipeline catalyzing incremental growth



(Number of new products)
Electrical Raceway
MP&S
8
1
7
5
2
3
10
5
5
4
3
1
9
2
7
Stage 1: Scoping
Stage 2: Planning
Stage 3: Development
Stage 4: Launch prep.
Stage 5: Launch (2016)

✓ **36 total new products in the pipeline** (all stages)
- 23 new Electrical Raceway products
- 13 new Mechanical Products & Solutions products

✓ Represents **$100 million+ of incremental revenue**

✓ Focused on products delivering **labor efficiencies** and in **high-growth markets**

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atkore INTERNATIONAL

4e Pursue M&A to deliver incremental growth

Robust M&A capability...

- **6 significant acquisitions** and **6 divestitures / closures** completed since 2011
- **Proven ability to integrate acquisitions**
  - Strong track record of identifying and **realizing meaningful synergies** through seamless integration
- Strong balance sheet with **capacity for M&A**
- **Substantial M&A pipeline**
  - More than 50 total opportunities (all stages)

...developed through a history of successful acquisitions



2011
RAZORWIRE
2012
FLEXHEAD INDUSTRIES
2013
Ridgeline Pipe Manufacturing
HeritagePlastics
2014
SCI

Three-pronged M&A strategy...

- Focused effort to **build out our Raceway and MP&S** positions
  - **Strengthening our value proposition** by continued development of our existing portfolio
  - Expanding into **higher margin adjacencies**
- **Leverage** our manufacturing **technology and capabilities** to expand into **new markets**
- **Leverage ABS, talent, culture & balance sheet**
  - Add a **new platform**

...with substantial market opportunities

	Market size	Current Atkore Presence	New Category
Electrical and Flexible Conduit	$4bn	✓	
Armored Cable		✓	
Electrical Fittings		✓	
Cable Management		✓	
Cable Accessories	$9bn		✓
Electrical Enclosures			✓
Raceway Tools			✓

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atkore INTERNATIONAL

21 15.8% 20%+ Atkore LTM 12/2016 Adj. EBITDA margin Strategic pricing and mix initiatives Productivity initiatives Other initiatives and upside Illustrative long-term Adj. EBITDA margin Strategic pricing and mix  Continued roll-out of strategic pricing to both Electrical Raceway and MP&S  Purchasing standard work Illustrative Atkore adjusted EBITDA margin opportunity Potential upside from key initiatives Productivity  Manufacturing excellence – conversion cost reduction and footprint optimization  Supply chain optimization – purchasing, warehousing, freight and logistics  SG&A and transactional productivity Other and upside  Share gains with most profitable customers  Incremental growth and margin uplift from new products  Highly synergistic M&A in existing and adjacent markets  Operating leverage as non-residential market returns to long-term averages Source: Management estimates. Note: Analysis is illustrative. Actual results may vary. Strong profitability with clear runway for further improvement5

Financial overview

23 Impressive financial momentum Adjusted EBITDA ($mm) and Y-o-Y growth rate1 $32 $27 $30 $37 $27 $36 $47 $54 $48 $58 $67 $61 $50 Q1 Q2 Q3 Q4 Adjusted EBITDA margin and Y-o-Y margin improvement 9.2% 7.6% 7.6% 9.2% 7.1% 9.3% 12.1% 13.6% 13.7% 16.5% 17.0% 14.7% 14.8% Q1 Q2 Q3 Q4 FY 2014 FY 2015 FY 2016 FY 2017 Y-o-Y % growth / margin improvement 8.4% 7.9% Full year LTM December 10.6% 15.5% 12.2% 15.8% $127 $122 $164 $185 $235 $237 Full year LTM December Note: Fiscal year financials unless otherwise noted as LTM. 1 See non-GAAP reconciliations in appendix. 2 As of LTM December 26, 2014, LTM December 25, 2015 and LTM December 30, 2016, respectively. -16% +77% +4% +32% +62% +57% +44% +45% +14% +30% +43% +52% +28% -200 bps +660 bps +110 bps +170 bps +720 bps +450 bps +490 bps +440 bps +110 bps +220 bps +490 bps +430 bps +360 bps 2 2

24 Key Market Influences by Segment Growth Outlook      Electrical Raceway (65% of FY 2016 Adjusted net sales) Mechanical Products & Solutions (35% of FY 2016 Adjusted net sales) FY 2017 Healthcare Industrial Residential Construction Sluggish recovery Low to Mid Single Digit New non- residential 38% Industrial (OEM) 18% MR&R 15% New residential 11% Other 18% FY 2016 net sales by end market Outlook for Atkore’s key end markets Non-Residential Construction Offices Commercial Stores Education Low to Mid Single Digit   Less exposure More exposure 1 MR&R includes non-residential and residential markets. 2 Based on 2016 – 2019 CAGR. 1 Represents a majority of Electrical Raceway and almost all of our MP&S new non-residential exposure High single digit2 Manufacturing

Strong balance sheet and cash flow

Strong balance sheet

- **Completed refinancing transaction** on December 22, 2016
- Refinanced existing first and second lien term loan with **new $500mm first lien term loan** and $155mm of cash on hand
  - **Maturity extended to December 2023**
  - **Covenant lite**
- **$325mm undrawn ABL maturity extended to December 2021**
  - **Pro forma liquidity of over $400mm**
- **$16mm in annual interest savings[1]**
- **Pro forma net debt / LTM Dec. 30, 2016 Adjusted EBITDA of 1.7x**

Net debt[2] / Adjusted EBITDA



5.2x
3.5x
1.8x
1.7x
FYE Sept. 24, 2014
FYE Sept. 25, 2015
FYE Sept. 30, 2016
LTM Dec. 30, 2016

Cash flow generation

- **CapEx**
  - **Disciplined approach** (~2% of Adjusted net sales)
  - Investments made to **expand and update production capacity** and to **improve productivity** of operations
- **Working capital**
  - Focus on **across the board improvements** through ABS

Adjusted EBITDA less CapEx ($mm)



'14 – LTM³ CAGR: 41%
$102
$137
$218
$221
81%
84%
93%
93%
FYE Sept. 24, 2014
FYE Sept. 25, 2015
FYE Sept. 30, 2016
LTM Dec. 30, 2016
Adjusted EBITDA less capex
% of Adjusted EBITDA

[1] Based on an assumed interest rate. At December 30, 2016, assuming LIBOR exceeded 1.00%, each one percentage point change in interest rates would have resulted in a change of approximately $5.1 million in the annual interest expense on our New Term Loan Facility.
[2] Defined as total debt less cash and cash equivalents. See non-GAAP reconciliations in appendix.
[3] LTM December 30, 2016.

25

atkore INTERNATIONAL

Appendix

27 Summary historical financial information Note: Numbers in each column may not sum to their respective reported figures due to rounding. 1 Based on Adjusted net sales. Fiscal year ended Three months ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Dec. 25, 2015 Dec. 30, 2016 Dec. 30, 2016 Net sales $1,703 $1,729 $1,523 $358 $338 $1,503 Memo: Adjusted net sales 1,510 1,551 1,516 351 338 1,503 Cost of sales 1,476 1,456 1,155 286 246 1,114 Gross profit $227 $273 $369 $72 $92 $388 % margin 13.3% 15.7% 24.2% 20.2% 27.3% 25.8% SG&A 181 186 219 44 44 219 % of net sales 10.6% 10.7% 14.4% 12.2% 13.0% 14.6% Intangibles amortization expense 21 22 22 6 6 22 Asset impairment charges 44 28 0 – – 0 Interest expense, net 44 45 42 10 10 42 Loss (gain) on extinguishment of debt 44 – (2) – 10 8 Income tax expense (benefit) (33) (3) 28 5 6 29 Net income (loss) ($74) ($5) $59 $9 $17 $68 Adjusted EBITDA $127 $164 $235 $48 $50 $237 % margin 1 8.4% 10.6% 15.5% 13.7% 14.8% 15.8% Capital expenditures 24 27 17 5 4 16 Operating cash flow $86 $141 $157 $52 $32 $137

28 Adjusted net sales reconciliation Note: Numbers in each column may not sum to their respective reported Adjusted net sales figures due to rounding. Consolidated Atkore Fiscal year ended Three months ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Dec. 25, 2015 Dec. 30, 2016 Dec. 30, 2016 Net sales $1,703 $1,729 $1,523 $358 $338 $1,503 Impact of Fence and Sprinkler exit (193) (179) (8) (8) – – Adjusted net sales $1,510 $1,551 $1,516 $351 $338 $1,503 Mechanical Products & Solutions Fiscal year ended Three months ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Dec. 25, 2015 Dec. 30, 2016 Dec. 30, 2016 Net sales $736 $725 $537 $135 $115 $517 Impact of Fence and Sprinkler exit (193) (179) (8) (8) – – Adjusted net sales $543 $546 $529 $127 $115 $517

29 Adjusted EBITDA reconciliation – annual A B C D E F G H Note: Numbers in each column may not sum to their respective reported Adjusted EBITDA figures due to rounding. 1 Includes the predecessor period from September 25, 2010 through December 22, 2010 and the successor period from December 23. 2010 through September 30, 2011. J I Fiscal year ended ($mm) Sept. 30, 2011 1 Sept. 28, 2012 Sept. 27, 2013 Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Net income (loss) ($38) $2 ($61) ($74) ($5) $59 Loss from discontinued operations, net of tax 6 5 43 - - - Depreciation and amortization 12 39 48 59 60 55 (Gain) / loss on extinguishment of debt - - - 44 - (2) Interest expense, net 49 50 48 44 45 42 Income tax expense (benefit) (9) (3) (3) (33) (3) 28 Restructuring and impairments 1 13 11 47 33 4 Net periodic pension benefit cost 2 3 3 1 1 0 Stock-based compensation 1 1 2 8 14 21 ABF product liability impact 1 3 1 3 (0) 1 Consulting fees 6 6 6 5 4 15 Multi-employer pension withdrawal - - 7 - - - Legal settlements - - - - - 1 Transaction costs 17 1 2 5 6 8 Other 32 8 8 13 14 1 Impact of Fence and Sprinkler (6) (3) (4) 5 (3) 1 Adjusted EBITDA $74 $125 $112 $127 $164 $235

Adjusted EBITDA reconciliation – quarterly

($mm)	Three months ended Mar. 28, 2014	Jun. 27, 2014	Sep. 26, 2014	Dec. 25, 2014	Mar. 27, 2015	Jun. 26, 2015	Sep. 25, 2015	Dec. 25, 2015	Mar. 25, 2016	Jun. 24, 2016	Sep. 30, 2016	Dec. 30, 2016	Last twelve months Dec. 26, 2014	Dec. 25, 2015	Dec. 30, 2016
Net Sales	408	446	454	426	433	432	438	358	353	396	416	338	1,734	1,661	1,503
Impact of Fence & Sprinkler	(47)	(54)	(48)	(46)	(46)	(45)	(41)	(8)	–	–	–	–	(195)	(140)	–
Adj Net Sales	**$361**	**$392**	**$406**	**$380**	**$387**	**$387**	**$396**	**$351**	**$353**	**$396**	**$416**	**$338**	**$1,539**	**$1,521**	**$1,503**
Net income (loss)	($5)	($26)	($37)	($3)	$6	$19	($27)	$9	$14	$21	$16	$17	($71)	$6	$68
Depreciation and amort.	14	15	15	15	14	14	16	13	13	13	15	14	59	58	55
(Gain) / loss on ext. of debt	–	41	–	–	–	–	–	–	(2)	–	–	10	41	–	8
Interest expense, net	11	10	11	11	11	11	11	10	11	10	11	10	43	44	42
Income tax expense (benefit)	1	(16)	(17)	(0)	3	(3)	(3)	5	9	11	4	6	(32)	2	29
A Restructuring and impairments	0	1	46	0	0	0	32	1	1	0	2	0	47	34	3
B Net periodic pension benefit cost	0	0	0	0	0	0	0	0	0	0	0	–	1	1	0
C Stock-based compensation	1	1	6	1	0	1	11	2	10	5	4	3	9	14	22
D ABF product liability impact	1	1	1	1	1	1	(2)	0	0	0	0	–	3	(1)	1
E Consulting fees	2	1	1	1	1	1	1	1	1	14	–	–	4	4	15
G Legal settlements	–	–	–	–	–	–	–	–	–	1	0	–	–	–	1
H Transaction costs	1	0	1	1	1	3	2	1	3	2	2	2	3	6	9
I Other	(0)	4	6	1	0	3	10	6	(1)	(10)	7	(11)	11	19	(15)
J Impact of Fence and Sprinkler	2	(2)	4	(0)	(2)	(3)	2	1	–	–	–	–	4	(2)	–
Adjusted EBITDA	**$27**	**$30**	**$37**	**$27**	**$36**	**$47**	**$54**	**$48**	**$58**	**$67**	**$61**	**$50**	**$122**	**$185**	**$237**

Note: Numbers in each column may not sum to their respective reported Adjusted EBITDA figures due to rounding.

30

atkore INTERNATIONAL

31 Adjusted EBITDA reconciliation (cont’d) a) Restructuring amounts represent exit or disposal costs including termination benefits and facility closure costs. Impairment amounts represent write-downs of goodwill, intangible assets and/or long-lived assets a) Represents pension costs in excess of cash funding for pension obligations in the period. Beginning in FY 2017, the Company has not adjusted for net pension benefit costs due to the relative insignificance and nature of these amounts b) Represents stock-based compensation expenses related to options awards, performance stock units and restricted stock units a) Represents changes in our estimated exposure to ABF matters. Beginning in FY 2017, the Company has not adjusted for ABF matters due to the relative insignificance and nature of these amounts a) Represents amounts paid to CD&R and, until April 9, 2014, to Tyco a) Represents our proportional share of a multi-employer pension liability from which we withdrew in fiscal 2013 b) Represents gain (loss) recognized in litigation settlements c) Represents expenses related to our IPO, secondary offerings and acquisition and divestiture-related activities d) Represents other items, such as lower-of-cost-or-market inventory adjustments, release of indemnified uncertain tax positions and the impact of foreign exchange gains or losses related to our divestiture in Brazil e) Represents historical performance of Fence and Sprinkler and related operating costs A B C D E F G H I J

32 Segment information Fiscal year ended September 30, 2016 September 25, 2015 ($mm) Net sales Impact of Fence & Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA margin Net sales Impact of Fence & Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA margin Electrical Raceway $988 – $988 $175 17.7% $1,006 – $1,006 $107 10.6% Mechanical Products & Solutions 537 (8) 529 89 16.7% 725 (179) 546 80 14.6% Eliminations (2) – (2) (1) – (1) Consolidated operations $1,523 ($8) $1,516 $1,729 ($179) $1,551 Three months ended December 30, 2016 December 25, 2015 ($mm) Net sales Adjusted EBITDA Adjusted EBITDA margin Net sales Impact of Fence & Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA margin Electrical Raceway $223 $40 18.1% $224 – $224 $34 15.4% Mechanical Products & Solutions 115 18 15.3% 135 (8) 127 19 15.2% Eliminations (1) (0) – (0) Consolidated operations $338 $358 ($8) $351

33 Net debt / Adjusted EBITDA reconciliation Fiscal year ended LTM ($mm) Sept. 26, 2014 Sept. 25, 2015 Sept. 30, 2016 Dec. 30, 2016 Short term debt and current maturities of long-term debt $42.9 $2.9 $1.3 $4.2 Long-term debt 650.0 649.3 629.0 489.5 Total debt $692.9 $652.2 $630.3 $493.7 Less cash and cash equivalents 33.4 80.6 200.3 88.0 Net debt $659.5 $571.6 $430.0 $405.8 Adjusted EBITDA $126.6 $163.9 $235.0 $236.8 Net debt / Adjusted EBITDA 5.2x 3.5x 1.8x 1.7x Note: Numbers in each column may not sum to their respective reported figures due to rounding.